Exhibit 24.01


                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 22, 1998.
                         --



/s/William S. Dietrich II
-------------------------
 William S. Dietrich II

                                                        Exhibit 24.01

                         POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 22, 1998.
                         --



/s/William J. Hudson, Jr.
-------------------------
 William J. Hudson, Jr.

                                                        Exhibit 24.01

                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 22, 1998.
                         --



/s/Edward W. Kay
----------------
 Edward W. Kay

                                                        Exhibit 24.01

                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 22, 1998.
                         --



/s/Robert J. Lawless
--------------------
 Robert J. Lawless

                                                        Exhibit 24.01

                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 21, 1998.
                         --



/s/Marlin Miller, Jr.
---------------------
 Marlin Miller, Jr.

                                                        Exhibit 24.01

                         POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 26, 1998.
                         --



/s/Peter C. Rossin
------------------
 Peter C. Rossin

                                                        Exhibit 24.01

                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 21, 1998.
                         --



/s/Kathryn C. Turner
--------------------
 Kathryn C. Turner

                                                        Exhibit 24.01

                        POWER OF ATTORNEY



          The undersigned hereby constitutes and appoints Robert W. Cardy, G. Walton Cottrell and John R. Welty, and each of them, with full power to act without the others, as the true and lawful attorney-in-fact and agent of the undersigned, with full and several power of substitution, to sign a registration statement or registration statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, for the purpose of registering the offering of shares of Common Stock of CARPENTER TECHNOLOGY CORPORATION (the "Corporation") under the terms and conditions of the Retirement Plan of Talley Metals Technology, Inc. sponsored by Talley Metals Technology, Inc. in which Talley Metals Technology, Inc. will be a participating employer; to sign any and all amendments (including post-effective amendments) to the registration statement or statements; and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act requisite and necessary to be done in connection therewith, as fully as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has executed this
Power of Attorney on May 21, 1998.
                         --



/s/Kenneth L. Wolfe
-------------------
 Kenneth L. Wolfe